                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


I. RECONCILIATION OF COLLECTION ACCOUNT:
      End of Period Collection Account Balance as of Prior Payment Date:                       544,195.12
      Available Funds:
         Contract Payments due and received in this period                                   4,245,303.82
         Contract Payments due in prior period(s) and received in this period                  143,922.14
         Contract Payments received in this period for next period                             150,480.54
         Sales, Use and Property Tax, Maintenance, Late Charges                                119,530.48
         Prepayment Amounts related to early termination in this period                      5,806,824.47
         Servicer Advance                                                                      428,002.10
         Proceeds received from recoveries on previously Defaulted Contracts                         0.00
         Transfer from Reserve Account                                                           7,339.16
         Interest earned on Collection Account                                                  11,384.23
         Interest earned on Affiliated Account                                                     870.62
         Proceeds from repurchase of Contracts per Contribution and Servicing
           Agreement Section 5.03                                                                    0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract < Predecessor contract)                                       178,105.09
         Amounts paid under insurance policies                                                       0.00
         Any other amounts                                                                           0.00

                                                                                           --------------
      Total Available Funds                                                                 11,635,957.77
      Less: Amounts to be Retained in Collection Account                                       483,916.24
                                                                                           --------------
   AMOUNT TO BE DISTRIBUTED                                                                 11,152,041.53
                                                                                           ==============


   DISTRIBUTION OF FUNDS:

         1. To Trustee -  Fees                                                                       0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
              Advances                                                                         143,922.14
         3. To Noteholders (For Servicer Report immediately following the Final
              Additional Closing Date)

                a) Class A1 Principal and Interest                                                   0.00
                a) Class A2 Principal (distributed after A1 Note matures) and
                    Interest                                                                         0.00
                a) Class A3 Principal (distributed after A2 Note matures) and
                    Interest                                                                 8,886,873.78
                a) Class A4 Principal (distributed after A3 Note matures) and
                    Interest                                                                   595,956.85
                b) Class B Principal and Interest                                              162,035.16
                c) Class C Principal and Interest                                              324,786.15
                d) Class D Principal and Interest                                              218,585.22
                e) Class E Principal and Interest                                              281,920.03

         4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                  0.00
         5. To Issuer - Residual  Principal and Interest and Reserve Account
              Distribution
                a) Residual Interest (Provided no Restricting or Amortization
                     Event in effect)                                                           43,887.17
                b) Residual Principal (Provided no Restricting or Amortization
                     Event in effect)                                                          294,786.09
                c) Reserve Account Distribution (Provided no Restricting or
                     Amortization Event in effect)                                               7,339.16
         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
              and Any Other Amounts                                                            131,785.33
         7. To Servicer, Servicing Fee and other Servicing Compensations                        60,164.45
                                                                                           --------------
  TOTAL FUNDS DISTRIBUTED                                                                   11,152,041.53
                                                                                           ==============
                                                                                           --------------
  End of Period Collection Account Balance {Includes Payments in Advance &
    Restricting Event Funds (if any)}                                                          483,916.24
                                                                                           ==============

II. RESERVE ACCOUNT

Beginning Balance                                                                          $ 2,702,437.25
         - Add Investment Earnings                                                               7,339.16
         - Add Transfer from Certificate Account (To Satisfy Reserve Account
             Requirement)                                                                            0.00
         - Less Distribution to Certificate Account                                              7,339.16
                                                                                           --------------
End of period balance                                                                      $ 2,702,437.25
                                                                                           ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required
  Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                  $ 2,702,437.25
                                                                                           ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                Pool A                                                             113,718,247.77
                Pool B                                                              27,467,172.04
                                                                                  ---------------
                                                                                                        141,185,419.81

Class A Overdue Interest, if any                                                             0.00
Class A Monthly Interest - Pool A                                                      673,175.17
Class A Monthly Interest - Pool B                                                      162,596.76

Class A Overdue Principal, if any                                                            0.00
Class A Monthly Principal - Pool A                                                   7,614,332.61
Class A Monthly Principal - Pool B                                                   1,032,726.09
                                                                                  ---------------
                                                                                                          8,647,058.70

Ending Principal Balance of the Class A Notes

                Pool A                                                             106,103,915.16
                Pool B                                                              26,434,445.95
                                                                                  ---------------      ----------------
                                                                                                        132,538,361.11
                                                                                                       ================

Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $237,814,000    Original Face $237,814,000         Balance Factor
$ 3.514393                                   $ 36.360596              55.731942%



IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                Class A1                                                                     0.00
                Class A2                                                                     0.00
                Class A3                                                            42,134,419.81
                Class A4                                                            99,051,000.00
                                                                                  ---------------


Class A Monthly Interest                                                                                141,185,419.81
                Class A1 (Actual Number Days/360)                                            0.00
                Class A2                                                                     0.00
                Class A3                                                               239,815.08
                Class A4                                                               595,956.85
                                                                                  ---------------


Class A Monthly Principal
                Class A1                                                                     0.00
                Class A2                                                                     0.00
                Class A3                                                             8,647,058.70
                Class A4                                                                     0.00
                                                                                  ---------------

                                                                                                          8,647,058.70

Ending Principal Balance of the Class A Notes
                Class A1                                                                     0.00
                Class A2                                                                     0.00
                Class A3                                                            33,487,361.11
                Class A4                                                            99,051,000.00
                                                                                  ---------------       ---------------
                                                                                                        132,538,361.11
                                                                                                        ===============

Class A3
Interest Paid Per $1,000    Principal Paid Per $1,000        Ending Principal
Original Face $65,098,000   Original Face $65,098,000          Balance Factor
$   3.683909                               $ 132.831403               51.441459%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001

V.   CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
                Pool A                                                               1,938,654.36
                Pool B                                                                 468,267.58
                                                                                  ---------------
                                                                                                          2,406,921.94

     Class B Overdue Interest, if any                                                        0.00
     Class B Monthly Interest - Pool A                                                  11,793.48
     Class B Monthly Interest - Pool B                                                   2,848.63
     Class B Overdue Principal, if any                                                       0.00
     Class B Monthly Principal - Pool A                                                129,789.76
     Class B Monthly Principal - Pool B                                                 17,603.29
                                                                                  ---------------
                                                                                                            147,393.05

     Ending Principal Balance of the Class B Notes

                Pool A                                                               1,808,864.60
                Pool B                                                                 450,664.29
                                                                                  ---------------       --------------
                                                                                                          2,259,528.89
                                                                                                        ==============



Interest Paid Per $1,000     Principal Paid Per $1,000       Ending Principal
Original Face $4,054,000     Original Face $4,054,000           Balance Factor
              $ 3.611769                    $ 36.357437               55.735789%



VI.   CLASS C NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class C Notes

                Pool A                                                               3,876,527.69
                Pool B                                                                 936,316.16
                                                                                  ---------------
                                                                                                          4,812,843.85

      Class C Overdue Interest, if any                                                       0.00
      Class C Monthly Interest - Pool A                                                 24,163.69
      Class C Monthly Interest - Pool B                                                  5,836.37
      Class C Overdue Principal, if any                                                      0.00
      Class C Monthly Principal - Pool A                                               259,579.52
      Class C Monthly Principal - Pool B                                                35,206.57
                                                                                  ---------------
                                                                                                            294,786.09

      Ending Principal Balance of the Class C Notes

                Pool A                                                               3,616,948.17
                Pool B                                                                 901,109.59
                                                                                  ---------------       --------------
                                                                                                          4,518,057.76
                                                                                                        ==============


Interest Paid Per $1,000   Principal Paid Per $1,000          Ending Principal
Original Face $8,107,000   Original Face $8,107,000            Balance Factor
      $ 3.700513                        $ 36.361921                  55.730329%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001

VII.   CLASS D NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class D Notes
                Pool A                                                               2,584,612.11
                Pool B                                                                 624,283.79
                                                                                  ---------------
                                                                                                          3,208,895.90

       Class D Overdue Interest, if any                                                      0.00
       Class D Monthly Interest - Pool A                                                17,769.21
       Class D Monthly Interest - Pool B                                                 4,291.95
       Class D Overdue Principal, if any                                                     0.00
       Class D Monthly Principal - Pool A                                              173,053.01
       Class D Monthly Principal - Pool B                                               23,471.05
                                                                                  ---------------
                                                                                                            196,524.06

       Ending Principal Balance of the Class D Notes
                Pool A                                                               2,411,559.10
                Pool B                                                                 600,812.74
                                                                                  ---------------       --------------
                                                                                                          3,012,371.84
                                                                                                        ==============



Interest Paid Per $1,000    Principal Paid Per $1,000         Ending Principal
Original Face $5,405,000    Original Face $5,405,000           Balance Factor
$          4.081621                        $ 36.359678                55.733059%



VIII.  CLASS E NOTE PRINCIPAL BALANCE

       Beginning Principal Balance of the Class E Notes
                Pool A                                                               3,230,569.94
                Pool B                                                                 780,299.96
                                                                                  ---------------
                                                                                                          4,010,869.90

       Class E Overdue Interest, if any                                                      0.00
       Class E Monthly Interest - Pool A                                                29,209.74
       Class E Monthly Interest - Pool B                                                 7,055.21
       Class E Overdue Principal, if any                                                     0.00
       Class E Monthly Principal - Pool A                                              216,316.27
       Class E Monthly Principal - Pool B                                               29,338.81
                                                                                  ---------------
       Ending Principal Balance of the Class E Notes                                                        245,655.08

                Pool A                                                               3,014,253.67
                Pool B                                                                 750,961.15
                                                                                  ---------------       --------------
                                                                                                          3,765,214.82
                                                                                                        ==============

Interest Paid Per $1,000    Principal Paid Per $1,000          Ending Principal
Original Face $6,756,000    Original Face $6,756,000            Balance Factor
$              5.367814                     $ 36.361024               55.731421%

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
      Beginning Residual Principal Balance
                Pool A                                                               3,877,093.69
                Pool B                                                                 936,474.86
                                                                                  ---------------
                                                                                                          4,813,568.55

       Residual Interest - Pool A                                                       35,491.77
       Residual Interest - Pool B                                                        8,395.40
       Residual Principal - Pool A                                                     259,579.52
       Residual Principal - Pool B                                                      35,206.57
                                                                                  ---------------
                                                                                                            294,786.09

       Ending Residual Principal Balance
                Pool A                                                               3,617,514.17
                Pool B                                                                 901,268.29
                                                                                  ---------------       --------------
                                                                                                          4,518,782.46
                                                                                                        ==============



X.    PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                    60,164.45
         - Servicer Advances reimbursement                                                                  143,922.14
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                  131,785.33
                                                                                                        ==============
         Total amounts due to Servicer                                                                      335,871.92
                                                                                                        ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

         Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the beginning of the related Collection Period                                129,225,705.54

         Aggregate Discounted Contract Balance of Additional Contracts
            acquired during Collection Period                                                                     0.00

         Decline in Aggregate Discounted Contract Balance                                                 8,652,650.69
                                                                                                      ----------------
         Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the ending of the related Collection Period                                   120,573,054.85
                                                                                                      ================
         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances            3,079,624.72

          - Principal portion of Prepayment Amounts                                  5,573,025.97

          - Principal portion of Contracts repurchased under Indenture
             Agreement Section 4.02                                                          0.00

          - Aggregate Discounted Contract Balance of Contracts that have
              become Defaulted Contracts during the Collection Period                        0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts
             added during Collection Period                                                  0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts
             withdrawn during Collection Period                                              0.00

                                                                                   --------------
                          Total Decline in Aggregate Discounted Contract Balance     8,652,650.69
                                                                                   ==============


POOL B

         Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the beginning of the related Collection Period                                 31,212,814.39

         Aggregate Discounted Contract Balance of Additional Contracts
            acquired during Collection Period                                                                     0.00

         Decline in Aggregate Discounted Contract Balance                                                 1,173,552.38
                                                                                                      ----------------
         Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the ending of the related Collection Period                                    30,039,262.01
                                                                                                      ================
         Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments  and Servicer Advances              977,226.16

          - Principal portion of Prepayment Amounts                                    196,326.22

          - Principal portion of Contracts repurchased under Indenture
             Agreement Section 4.02                                                          0.00

          - Aggregate Discounted Contract Balance of Contracts that have
             become Defaulted Contracts during the Collection Period                         0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts
             added during Collection Period                                                  0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts
             withdrawn during Collection Period                                              0.00

                                                                                   --------------
                          Total Decline in Aggregate Discounted Contract Balance     1,173,552.38
                                                                                   ==============
                                                                                                      ----------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                       150,612,316.86
                                                                                                      ================

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS


         POOL A                                                                                Predecessor
                                                    Discounted             Predecessor         Discounted
         Lease #     Lessee Name                    Present Value          Lease #             Present Value
         3024-003    RADNET MANAGEMENT II, INC.         $1,289,113.68      1667-003              $1,466,069.44
                     CASH                                $176,955.76



                                                    ---------------------                        -------------
                                                    Totals: $1,466,069.44                        $1,466,069.44

         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                $1,466,069.44
         b) ADCB OF POOL A AT CLOSING DATE                                                     $211,061,551.13
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                 0.69%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
                                                                           -------------
a)  Total discounted Contract Balance of Predecessor Receivables            1,466,069.44
b)  Total discounted Contract Balance of Substitute Receivables            $1,289,113.68
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                         $176,955.76


CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES    X        NO

         POOL B                                                                               Predecessor
                                               Discounted                     Predecessor     Discounted
         Lease #       Lessee Name             Present Value                  Lease #         Present Value
                       NONE
                                               -------------                                 --------------
                                               Totals: $0.00                                          $0.00


         a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                   $59,182,173.57
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
           TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD          YES           NO     X

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)


         POOL A - NON-PERFORMING
                                                                                                              Predecessor
                                                              Discounted                 Predecessor          Discounted
         Lease #      Lessee Name                             Present Value              Lease #              Present Value
         2841-001     Medical Imaging Co. Inc.                1,121,500.51               2207-001                 $551,274.29
         2004383-1    Robert Wood Johnson University            512,828.61               2207-002               $1,160,782.50
         2005209-2    Memorial Regional Medical Center          252,655.70               2207-003                 $181,136.33
                      Cash                                        6,208.31
         2875-007     MRI of River North, Inc. et al.         1,629,015.55               2337-001               $1,215,773.70
         3024-003     Radnet Management II, Inc.              1,495,882.60               4283-401                 $286,487.54
                                                                                         2314-002               $1,209,395.06


                                                              ---------------------                           ---------------
                                                              Totals: $5,018,091.28                             $4,604,849.42

                  a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                               $4,604,849.42
                  b) ADCB OF POOL A AT CLOSING DATE                                                           $211,061,551.13
                  c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                       2.18%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                         $1,495,882.60
b)  Total discounted Contract Balance of Substitute Receivables                          $1,495,882.60
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                   YES     X            NO


         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                        Predecessor
                                                              Discounted                 Predecessor          Discounted
         Lease #      Lessee Name                             Present Value              Lease #              Present Value
                      None

                                                              --------------                                  --------------
                                                              Totals:  $0.00                                           $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                    $59,182,173.57
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED (> 180 DAYS),
           THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
           BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                     YES                 NO     X

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE OCTOBER 15, 2001

XV.    POOL PERFORMANCE MEASUREMENTS

1.             AGGREGATE DISCOUNTED CONTRACT BALANCE

CONTRACTS DELINQUENT > 90 DAYS              TOTAL OUTSTANDING CONTRACTS
This Month               1,449,596.57       This Month           150,612,316.86
1 Month Prior            3,110,514.92       1 Month Prior        160,438,519.93
2 Months Prior           2,642,960.28       2 Months Prior       165,890,526.88

Total                    7,203,071.77       Total                476,941,363.67

a) 3 MONTH AVERAGE       2,401,023.92       b) 3 MONTH AVERAGE   158,980,454.56

c) a/b                           1.51%


2.     Does a Delinquency Condition Exist (1c > 6%)?                            Yes              No  X

3.     Restricting Event Check

       A. A Delinquency Condition exists for current period?                    Yes              No  X
       B. An Indenture Event of Default has occurred and is then continuing?    Yes              No  X
4.     Has a Servicer Event of Default occurred?                                Yes              No  X

5.     Amortization Event Check

       A. Is 1c  > 8% ?                                                         Yes              No  X
       B. Bankruptcy, insolvency, reorganization; default/violation of any
          covenant or obligation not remedied within 90 days?                   Yes              No  X
       C. As of any Determination date, the sum of all defaulted contracts
          since the Closing date exceeds 6% of the ADCB on the Closing Date?    Yes              No  X

6.   Aggregate Discounted Contract Balance at Closing Date           Balance    $270,243,724.70


     DELINQUENT LEASE SUMMARY

           Days Past Due             Current Pool Balance          # Leases

                 31 - 60                     8,520,008.40                60
                 61 - 90                     4,900,342.15                 9
                91 - 180                     3,110,514.92                19


     Approved By:
     Matthew E. Goldenberg
     Assistant Treasurer